UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 27, 2007
MYLAN LABORATORIES INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-9114	25-1211621
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1500 Corporate Drive
Canonsburg, PA 15317
(Address of principal executive offices)
(724) 514-1800
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     (e) On July 27, 2007, following approval by the Compensation Committee of the Board of Directors of Mylan Laboratories Inc. (“Mylan” or the “Company”), the Company and Robert J. Coury, Mylan’s Vice Chairman and CEO, entered into an amendment to Mr. Coury’s Retirement Benefit Agreement. The amendment changes the formula for the calculation of Mr. Coury’s retirement benefit, from 50% of his base salary to 40% of the sum of his base salary and the average of the three highest annual cash bonuses paid to Mr. Coury during the five years preceding his retirement.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN LABORATORIES INC.
Date: July 31, 2007	By:	/s/ Edward J. Borkowski
Edward J. Borkowski
Chief Financial Officer

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